Exhibit 8
Exhibit 8 List of Subsidiaries

Country of
	Name	Incorporation
1.	65 WILLIS LANE, INC.	USA
2.	ALBERTA NORTHEAST GAS LTD (35.7%)	Canada
3.	ASSETHALL LIMITED	England & Wales
4.	BEEGAS NOMINEES LIMITED	England & Wales
5.	BIRCH SITES LIMITED	England & Wales
6.	BLACKWATER A LIMITED	England & Wales
7.	BLACKWATER B LIMITED	England & Wales
8.	BLACKWATER C LIMITED	England & Wales
9.	BLACKWATER D LIMITED	England & Wales
10.	BLACKWATER E LIMITED	England & Wales
11.	BLACKWATER H LIMITED	England & Wales
12.	BLACKWATER J LIMITED	England & Wales
13.	BLUE-NG (HOLDINGS) LIMITED (50%)	England & Wales
14.	BLUE-NG LIMITED (via Blue-NG Holdings Ltd (a joint venture with 20C Ltd) in which National Grid Blue Power Ltd holds 50%)	England & Wales
15.	BOSTON GAS COMPANY (incl Essex Gas Company)	USA
16.	BRITISH TRANSCO CAPITAL INC	USA
17.	BRITISH TRANSCO FINANCE (NO 1) LIMITED	Cayman Islands
18.	BRITISH TRANSCO FINANCE (NO 2) LIMITED	Cayman Islands
19.	BRITISH TRANSCO FINANCE (NO 3) LIMITED	England & Wales
20.	BRITISH TRANSCO FINANCE (NO 5) LIMITED	England & Wales
21.	BRITISH TRANSCO FINANCE INC	USA
22.	BRITISH TRANSCO INTERNATIONAL FINANCE BV	The Netherlands
23.	BRITNED DEVELOPMENT LIMITED (50%)	England & Wales
24.	BROKEN BRIDGE CORP.	USA
25.	C4GAS SAS (47.5%)	France
26.	COLONIAL GAS COMPANY	USA
27.	CONNECTICUT YANKEE ATOMIC POWER COMPANY (19.5%)	USA
28.	CORESO SA (22.485%%)	Belgium
29.	DIRECT GLOBAL POWER, INC. (26%)	USA
30.	EASTERN ASSOCIATED SECURITIES CORP.	USA
31.	EASTERN RIVERMOOR COMPANY, INC.	USA
32.	ELEXON LIMITED	England & Wales
33.	ENERGIS PLC (33.06%)	England & Wales
34.	ENERGYNORTH NATURAL GAS, INC.	USA
35.	EUA ENERGY INVESTMENT CORPORATION	USA
36.	EUA FRC II ENERGY ASSOCIATES	USA
37.	EVIONYX, INC. (16%)	USA
38.	GRANITE STATE ELECTRIC COMPANY	USA
39.	GRIDAMERICA HOLDINGS INC	USA
40.	GRIDCOM LIMITED	England & Wales
41.	INVERSIONES ABC LTDA (98.84%)	Chile
42.	IROQUOIS GAS TRANSMISSION SYSTEM, L.P. (20.4%)	USA
43.	IROQUOIS PIPELINE OPERATING COMPANY (effectively 20.4% via Iroquois Gas Transmission System, L.P. 100% ownership)	USA
44.	ISLAND ENERGY SERVICES COMPANY, INC.	USA
45.	ISLANDER EAST PIPELINE COMPANY, LLC (50%)	USA
46.	JOINT RADIO COMPANY LIMITED (50%)	England & Wales
47.	KEYSPAN (U.K.)	England & Wales
48.	KEYSPAN C.I. II, LTD	Cayman Islands
49.	KEYSPAN C.I., LTD	Cayman Islands
50.	KEYSPAN CI MIDSTREAM LIMITED	USA
51.	KEYSPAN CORPORATION	USA
52.	KEYSPAN ENERGY CORPORATION	USA
53.	KEYSPAN ENERGY DEVELOPMENT CO.	USA
54.	KEYSPAN ENERGY SERVICES INC.	USA
55.	KEYSPAN ENERGY SERVICES NEW JERSEY, LLC	USA
56.	KEYSPAN GAS EAST CORPORATION	USA
57.	KEYSPAN INTERNATIONAL CORPORATION	USA
58.	KEYSPAN LUXEMBOURG S.A.R.L.	Luxembourg
59.	KEYSPAN MHK, INC.	USA
60.	KEYSPAN MIDSTREAM INC.	USA
61.	KEYSPAN PLUMBING & HEATING SOLUTIONS, LLC (90%)	USA
62.	KEYSPAN PLUMBING SOLUTIONS, INC.	USA
63.	KSI CONTRACTING, LLC	USA
64.	KSI ELECTRICAL, LLC	USA
65.	KSI MECHANICAL, LLC	USA
66.	LAND MANAGEMENT AND DEVELOPMENT, INC	USA
67.	LANDRANCH LIMITED	England & Wales

Exhibit 8
Exhibit 8 List of Subsidiaries

Country of
	Name	Incorporation
68.	LANDWEST, INC	USA
69.	LATTICE ENERGY SERVICES LIMITED	England & Wales
70.	LATTICE GROUP EMPLOYEE BENEFIT TRUST LIMITED	England & Wales
71.	LATTICE GROUP INTERNATIONAL HOLDINGS LIMITED	England & Wales
72.	LATTICE GROUP PLC	England & Wales
73.	LATTICE GROUP TRUSTEES LIMITED	England & Wales
74.	LATTICE OPSCO LIMITED	England & Wales
75.	LATTICE TELECOM FINANCE (NO 1) LIMITED	Isle of Man
76.	MAINE YANKEE ATOMIC POWER COMPANY (24%)	USA
77.	MAINSTREAM FORTY-SEVEN LIMITED	England & Wales
78.	MARQUEZ DEVELOPMENT CORP.	USA
79.	MASSACHUSETTS ELECTRIC COMPANY	USA
80.	MEERESTEIJN FINANCE BV	Netherlands
81.	MELMAR LIMITED	Isle of Man
82.	METRO ENERGY, L.L.C.	USA
83.	METROWEST REALTY LLC	USA
84.	MILLENNIUM PIPELINE COMPANY, LLC (26.25%)	USA
85.	MYHOMEGATE, INC.	USA
86.	MYHOMEKEY.COM, INC. (18.2%)	USA
87.	MYSTIC STEAMSHIP CORPORATION	USA
88.	NANTUCKET ELECTRIC COMPANY	USA
89.	NATGRID FINANCE HOLDINGS LIMITED	England & Wales
90.	NATGRID FINANCE LIMITED	England & Wales
91.	NATGRID INVESTMENTS LIMITED	England & Wales
92.	NATGRID LIMITED	England & Wales
93.	NATGRID ONE LIMITED	England & Wales
94.	NATIONAL GRID (IOM) UK LTD	Isle of Man
95.	NATIONAL GRID (IRELAND) 1 LIMITED	Republic of Ireland
96.	NATIONAL GRID (IRELAND) 2 LIMITED	Republic of Ireland
97.	NATIONAL GRID (SOUTHALL) GENERAL PARTNER LIMITED	England & Wales
98.	NATIONAL GRID (SOUTHALL) LP LIMITED	England & Wales
99.	NATIONAL GRID (US) HOLDINGS LIMITED	England & Wales
100.	NATIONAL GRID (US) INVESTMENTS	England & Wales
101.	NATIONAL GRID (US) INVESTMENTS 2 LIMITED	England & Wales
102.	NATIONAL GRID (US) INVESTMENTS 3	England & Wales
103.	NATIONAL GRID (US) INVESTMENTS 4 LIMITED	England & Wales
104.	NATIONAL GRID (US) PARTNER 1 LIMITED	England & Wales
105.	NATIONAL GRID (US) PARTNER 2 LIMITED	England & Wales
106.	NATIONAL GRID AUSTRALIA PTY LIMITED	Australia
107.	NATIONAL GRID BLUE POWER FINANCE LIMITED	England & Wales
108.	NATIONAL GRID BLUE POWER LIMITED	England & Wales
109.	NATIONAL GRID BRAZIL B.V.	The Netherlands
110.	NATIONAL GRID BRAZIL FINANCE	England & Wales
111.	NATIONAL GRID BRAZIL TRANSMISSION B.V.	The Netherlands
112.	NATIONAL GRID CARBON LIMITED	England & Wales
113.	NATIONAL GRID CHILE B.V.	The Netherlands
114.	NATIONAL GRID COMMERCIAL HOLDINGS LIMITED	England & Wales
115.	NATIONAL GRID CORPORATE SERVICES LLC	USA
116.	NATIONAL GRID DEVELOPMENT HOLDINGS CORP.	USA
117.	NATIONAL GRID EIGHT	England & Wales
118.	NATIONAL GRID EIGHTEEN LIMITED	England & Wales
119.	NATIONAL GRID ELECTRIC SERVICES LLC	USA
120.	NATIONAL GRID ELECTRICITY TRANSMISSION PLC	England & Wales
121.	NATIONAL GRID ELEVEN	England & Wales
122.	NATIONAL GRID ENERGY MANAGEMENT, LLC	USA
123.	NATIONAL GRID ENERGY SERVICES, LLC	USA
124.	NATIONAL GRID ENERGY SUPPLY, LLC	USA
125.	NATIONAL GRID ENERGY TRADING SERVICES LLC	USA
126.	NATIONAL GRID ENGINEERING & SURVEY INC.	USA
127.	NATIONAL GRID EXPLORATION AND PRODUCTION, LLC	USA
128.	NATIONAL GRID FIFTEEN LIMITED	England & Wales
129.	NATIONAL GRID FINANCE B.V.	The Netherlands
130.	NATIONAL GRID FIVE LIMITED	England & Wales
131.	NATIONAL GRID FOUR LIMITED	England & Wales

Exhibit 8
Exhibit 8 List of Subsidiaries

Country of
	Name	Incorporation
132.	NATIONAL GRID FOURTEEN LIMITED	England & Wales
133.	NATIONAL GRID GAS FINANCE (NO 1) PLC	England & Wales
134.	NATIONAL GRID GAS HOLDINGS LIMITED	England & Wales
135.	NATIONAL GRID GAS PLC	England & Wales
136.	NATIONAL GRID GENERATION LLC	USA
137.	NATIONAL GRID GLENWOOD ENERGY CENTER, LLC	USA
138.	NATIONAL GRID GOLD LIMITED	England & Wales
139.	NATIONAL GRID GRAIN LNG LIMITED	England & Wales
140.	NATIONAL GRID HOLDINGS B.V.	The Netherlands
141.	NATIONAL GRID HOLDINGS INC.	USA
142.	NATIONAL GRID HOLDINGS LIMITED	England & Wales
143.	NATIONAL GRID HOLDINGS ONE PLC	England & Wales
144.	NATIONAL GRID HOLDINGS PTY LIMITED	Australia
145.	NATIONAL GRID IGTS CORP.	USA
146.	NATIONAL GRID INDIA B.V.	The Netherlands
147.	NATIONAL GRID INDUS B.V.	The Netherlands
148.	NATIONAL GRID INSURANCE COMPANY (IRELAND) LIMITED	Republic of Ireland
149.	NATIONAL GRID INSURANCE COMPANY (ISLE OF MAN) LIMITED	Isle of Man
150.	NATIONAL GRID INSURANCE COMPANY (VERMONT)	USA
151.	NATIONAL GRID INTERCONNECTORS LIMITED	England & Wales
152.	NATIONAL GRID INTERNATIONAL LIMITED	England & Wales
153.	NATIONAL GRID ISLANDER EAST PIPELINE LLC	USA
154.	NATIONAL GRID JERSEY HOLDINGS FIVE LIMITED	Jersey
155.	NATIONAL GRID JERSEY INVESTMENTS LIMITED	Jersey
156.	NATIONAL GRID JERSEY INVESTMENTS THREE LIMITED	Jersey
157.	NATIONAL GRID LAND AND PROPERTIES LIMITED	England & Wales
158.	NATIONAL GRID LAND DEVELOPMENTS LIMITED	England & Wales
159.	NATIONAL GRID LAND INVESTMENTS LIMITED	England & Wales
160.	NATIONAL GRID LNG GP LLC	USA
161.	NATIONAL GRID LNG LP	USA
162.	NATIONAL GRID LNG LP LLC	USA
163.	NATIONAL GRID (LUX) INVESTMENTS LIMITED	England & Wales
164.	NATIONAL GRID MANQUEHUE B.V.	The Netherlands
165.	NATIONAL GRID METERING LIMITED	England & Wales
166.	NATIONAL GRID MIDDLE EAST FZCO	United Arab Emirates
167.	NATIONAL GRID MILLENNIUM LLC	USA
168.	NATIONAL GRID NE HOLDINGS 2 LLC	USA
169.	NATIONAL GRID NETHERLANDS ONE BV	The Netherlands
170.	NATIONAL GRID NETHERLANDS THREE BV	The Netherlands
171.	NATIONAL GRID NETHERLANDS TWO BV	The Netherlands
172.	NATIONAL GRID NINE LIMITED	England & Wales
173.	NATIONAL GRID NINETEEN LIMITED	England & Wales
174.	NATIONAL GRID NORTH EAST VENTURES INC	USA
175.	NATIONAL GRID OFFSHORE LTD	England & Wales
176.	NATIONAL GRID ONE LIMITED	England & Wales
177.	NATIONAL GRID OVERSEAS LIMITED	England & Wales
178.	NATIONAL GRID OVERSEAS TWO LIMITED	England & Wales
179.	NATIONAL GRID PLC	England & Wales
180.	NATIONAL GRID POLAND B.V.	The Netherlands
181.	NATIONAL GRID PORT JEFFERSON ENERGY CENTER, LLC	USA
182.	NATIONAL GRID PROCUREMENT BV	The Netherlands
183.	NATIONAL GRID PROPERTY (HIGH WYCOMBE) LIMITED	England & Wales
184.	NATIONAL GRID PROPERTY (NORTHAMPTON) LIMITED	England & Wales
185.	NATIONAL GRID PROPERTY (TAUNTON) LIMITED	England & Wales
186.	NATIONAL GRID PROPERTY (WARWICK) LIMITED	England & Wales
187.	NATIONAL GRID PROPERTY DEVELOPMENTS LIMITED	England & Wales
188.	NATIONAL GRID PROPERTY HOLDINGS LIMITED	England & Wales
189.	NATIONAL GRID PROPERTY LIMITED	England & Wales
190.	NATIONAL GRID PROPERTY (NORTHFLEET) LIMITED	England & Wales
191.	NATIONAL GRID SERVICES, INC.	USA
192.	NATIONAL GRID SEVEN LIMITED	England & Wales
193.	NATIONAL GRID SEVENTEEN LIMITED	England & Wales
194.	NATIONAL GRID SIX LIMITED	England & Wales
195.	NATIONAL GRID SIXTEEN LIMITED	England & Wales
196.	NATIONAL GRID TECHNOLOGIES INC.	USA
197.	NATIONAL GRID TELEMETRY SOLUTIONS, LLC	USA
198.	NATIONAL GRID TEN	England & Wales
199.	NATIONAL GRID THREE LIMITED	England & Wales

Exhibit 8
Exhibit 8 List of Subsidiaries

Country of
	Name	Incorporation
200.	NATIONAL GRID TRANSMISSION SERVICES CORPORATION	USA
201.	NATIONAL GRID TWELVE LIMITED	England & Wales
202.	NATIONAL GRID TWENTY-FIVE LIMITED	England & Wales
203.	NATIONAL GRID TWENTY FOUR LIMITED	England & Wales
204.	NATIONAL GRID TWENTY LIMITED	England & Wales
205.	NATIONAL GRID TWENTY ONE LIMITED	England & Wales
206.	NATIONAL GRID TWENTY-SIX LIMITED	England & Wales
207.	NATIONAL GRID TWENTY THREE LIMITED	England & Wales
208.	NATIONAL GRID TWO LIMITED	England & Wales
209.	NATIONAL GRID UK LIMITED	England & Wales
210.	NATIONAL GRID UK PENSION SERVICES LIMITED	England & Wales
211.	NATIONAL GRID US 6 LLC	USA
212.	NATIONAL GRID US 7 INC.	USA
213.	NATIONAL GRID US LLC	USA
214.	NATIONAL GRID USA	USA
215.	NATIONAL GRID USA SERVICE COMPANY, INC.	USA
216.	NATIONAL GRID UTILITY SERVICES LLC	USA
217.	NATIONAL GRID ZAMBIA LIMITED	England & Wales
218.	NEES ENERGY, INC.	USA
219.	NEW ENGLAND ELECTRIC TRANSMISSION CORPORATION	USA
220.	NEW ENGLAND ENERGY INCORPORATED	USA
221.	NEW ENGLAND HYDRO FINANCE COMPANY, INC. (53.704%)	USA
222.	NEW ENGLAND HYDRO-TRANSMISSION CORPORATION (53.704%)	USA
223.	NEW ENGLAND HYDRO-TRANSMISSION ELECTRIC COMPANY, INC. (53.704%)	USA
224.	NEW ENGLAND POWER COMPANY	USA
225.	NEW ENGLAND WHOLESALE ELECTRIC COMPANY	USA
226.	NEWHC, INC.	USA
227.	NEWPORT AMERICA CORPORATION	USA
228.	NG CHICAGO I, LLC	USA
229.	NG CHICAGO II, LLC	USA
230.	NG FINANCING PARTNERSHIP 1	Luxembourg
231.	NG FINANCING PARTNERSHIP 2	Luxembourg
232.	NG JERSEY LIMITED	Jersey
233.	NG LEASING LIMITED	England & Wales
234.	NG LUXEMBOURG 3 SARL	Luxembourg
235.	NG LUXEMBOURG 4 SARL	Luxembourg
236.	NG LUXEMBOURG 5 SARL	Luxembourg
237.	NG LUXEMBOURG 6 SARL	Luxembourg
238.	NG LUXEMBOURG 7 SARL	Luxembourg
239.	NG LUXEMBOURG HOLDINGS LIMITED	England & Wales
240.	NG LUXEMBOURG SA	Luxembourg
241.	NG LUXEMBOURG TWO SARL	Luxembourg
242.	NG NOMINEES LIMITED	England & Wales
243.	NG PROCUREMENT HOLDINGS LIMITED	England & Wales
244.	NG VILLIERS LIMITED PARTNERSHIP	England & Wales
245.	NGC DO BRASIL PARTICIPACOES LTDA	Brazil
246.	NGC EMPLOYEE SHARES TRUSTEE LIMITED	England & Wales
247.	NGC INDUS LIMITED	England & Wales
248.	NGC TWO LIMITED	England & Wales
249.	NGC ZAMBIA LIMITED	England & Wales
250.	NGET / SPT UPGRADES LTD (50%)	England & Wales
251.	NGG (DELAWARE) LLC	USA
252.	NGG FINANCE (NO 1) LIMITED	England & Wales
253.	NGG FINANCE PLC	England & Wales
254.	NGG TELECOMS HOLDINGS LIMITED	England & Wales
255.	NGG TELECOMS LIMITED	England & Wales
256.	NGM1 (GBR) LIMITED	Gibraltar
257.	NGNE LLC	USA
258.	NGP(IM7S) LIMITED	Isle of Man
259.	NGP(IM7S) SUB LIMITED	England & Wales
260.	NGRID INTELLECTUAL PROPERTY LIMITED	England & Wales
261.	NGT FIVE LIMITED	Cayman Islands
262.	NGT FOUR LIMITED	Cayman Islands
263.	NGT HOLDING COMPANY (ISLE OF MAN) LIMITED	Isle of Man
264.	NGT LUXEMBOURG ONE LIMITED	England & Wales
265.	NGT ONE LIMITED	England & Wales

Exhibit 8
Exhibit 8 List of Subsidiaries

Country of
	Name	Incorporation
266.	NGT TELECOM NO. 1 LIMITED	England & Wales
267.	NGT TELECOM NO. 2 LIMITED	England & Wales
268.	NGT THREE	England & Wales
269.	NGT TWO LIMITED	England & Wales
270.	NIAGARA MOHAWK ENERGY, INC.	USA
271.	NIAGARA MOHAWK HOLDINGS, INC.	USA
272.	NIAGARA MOHAWK POWER CORPORATION	USA
273.	NICODAMA BEHEER V B.V.	Netherlands
274.	NM PROPERTIES, INC.	USA
275.	NM URANIUM, INC.	USA
276.	NMP LIMITED	England & Wales
277.	NORTH EAST TRANSMISSION CO., INC.	USA
278.	NORTHEAST GAS MARKETS LLC (90%)	USA
279.	ONSTREAM METERING SERVICES LIMITED	England & Wales
280.	OPINAC NORTH AMERICA, INC.	USA
281.	PATIENCE REALTY CORP.	USA
282.	PCC LAND COMPANY, INC.	USA
283.	PHILADELPHIA COKE CO., INC.	USA
284.	PORT GREENWICH LIMITED	England & Wales
285.	PORT OF THE ISLANDS NORTH LLC	USA
286.	PRUDENCE CORPORATION	USA
287.	SCC UNO SA	Chile
288.	SECOND STREET ASSOCIATES, LLC (50%)	USA
289.	SENECA UPSHUR PETROLEUM, INC.	USA
290.	STARGAS NOMINEES LIMITED	England & Wales
291.	SUPERGRID ENERGY TRANSMISSION LIMITED	England & Wales
292.	SUPERGRID LIMITED	England & Wales
293.	TELECOM INTERNATIONAL HOLDINGS LIMITED	England & Wales
294.	THAMESPORT INTERCHANGE LIMITED	England & Wales
295.	THE BROOKLYN UNION GAS COMPANY	USA
296.	THE NARRAGANSETT ELECTRIC COMPANY	USA
297.	THE NATIONAL GRID GROUP QUEST TRUSTEE COMPANY LTD	England & Wales
298.	THE NATIONAL GRID INVESTMENTS COMPANY	England & Wales
299.	TRANSCO LIMITED	England & Wales
300.	TRANSGAS, INC.	USA
301.	UNIT 40 SUBLESSOR LLC	USA
302.	UPPER HUDSON DEVELOPMENT INC	USA
303.	UTILITY METERING SERVICES LIMITED	England & Wales
304.	VALLEY APPLIANCE AND MERCHANDISING COMPANY	USA
305.	VILLIERS FINANCE SA (44%)	Luxembourg
306.	WAYFINDER GROUP, INC.	USA
307.	XOSERVE LIMITED (56.5%)	England & Wales
308.	YANKEE ATOMIC ELECTRIC COMPANY (34.5%)	USA